Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Taxes (Details) [Line Items]
Income tax exempton related, description	the standard enterprise income tax rate for domestic enterprises and foreign invested enterprises is 25%. Starting from the year ended December 31, 2020, Fintech qualified as a High-technology Company and is subject to a favorable income tax rate of 15%. Fintech’s High-technology certificate is valid for three years starting from November 2020 and subject to renewal. In accordance with the implementation rules of the Income Tax Law of the PRC, for the enterprises newly established in the Horgos Development Zone within the scope of "preferential catalogue of income tax for key industries encouraged to develop in Xinjiang's difficult areas", the entity shall be exempt from the enterprise income tax for five years from the tax year of the first production and operations income. Khorgos is established in the Horgos Development Zone and its income tax is eligible to be exempt for five years starting from the year ended December 31, 2019. For the year ended December 31, 2021, Jilin Lingang, Jilin Lingang Hengda, Liaogang SH, Fintech Zibo, Fintech Mongolia, Fintech Shanxi, Fintech SX, Fintech Ningbo, Fintech Shandong, Nisun Gold, and Fintech Jiangxi are subject to a favorable income tax rate of 2.5% due to being small-scale taxpayers. The remaining Group’s subsidiaries, VIEs and VIEs’ subsidiaries from the financial services business are subject to corporate income tax at the PRC unified rate of 25%.
Valuation Allowance, Deferred Tax Asset, Increase (Decrease), Amount	$ 256,740	$ 973,712
Effect income tax rates per share	$ 0.16	$ 0.14
Hong Kong [Member]
Income Taxes (Details) [Line Items]
Income tax rate	16.50%